Hartford Select Leaders Last Survivor

Separate Account VL II

Hartford Life and Annuity Insurance Company

File No. 333-67373

Supplement Dated May 1, 2007 to the Prospectus

Dated May 1, 2007

Supplement Dated May 1, 2007 to Your Prospectus

Under the section, “Premiums,” the following bulleted paragraph is deleted and replaced with:

•                  If we receive a subsequent premium payment that would cause the Policy to become a MEC greater than 20 calendar days prior to the Policy Anniversary Date we will apply the premium to the Policy.  We intend to notify you in writing that your Policy has become a MEC and provide you with the opportunity to correct the MEC status as specified in the notice.  You have 2 weeks from the date of the notice to respond.

This supplement should be retained with the prospectus for future reference.

HV-6106